Exhibit 13.1

CERTIFICATION REQUIRED BY

RULE 13a-14(b) OR RULE 15d-14(b)

AND 18 U.S.C. SECTION 1350

In connection with the Annual Report of SouFun Holdings Limited (the “Company”) on Form 20-F/A for the year ended December 31, 2011 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Richard Jiangong Dai, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 5, 2012

/s/ Richard Jiangong Dai
Name:	Richard Jiangong Dai
Title:	Chief Executive Officer